SUPPLEMENT DATED AUGUST 17, 2011
TO PROSPECTUS DATED MAY 1, 2011

Prudential Variable Contract Account GI-2

WITH RESPECT TO

AICPA GROUP VARIABLE UNIVERSAL LIFE
For Members
Certificates effective on or before 12/31/2008

The Contract Holder section on page 15 is revised as follows:

Contract Holder

The Contract Holder is JP Morgan Chase Bank, as Trustee of the American Institute of Certified Public Accountants Insurance Trust.  Effective on or about January 1, 2012 Bank of New York Mellon will replace JP Morgan Chase Bank as Contract Holder.

AICPASUP107 Ed. 8/2011